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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

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                             FORM 8-K

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                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 18, 2005

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                  BROADCAST INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)


         UTAH                        0-13316                  87-0395567
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification No.)

        7050 UNION PARK AVENUE, SUITE 600
             SALT LAKE CITY, UTAH                         84047
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                  BROADCAST INTERNATIONAL, INC.

                             FORM 8-K


Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On November 18, 2005, the management of Broadcast International, Inc. (the "Company") and the Audit Committee of the Board of Directors concluded that the previously filed interim financial statements as of June 30, 2005 and for the three and six months ended June 30, 2005 should no longer be relied upon as a result of a change in accounting treatment related to securities issued by the Company in its financing transaction effected on May 16, 2005, as described below. The Company has filed an amendment on Form 10-QSB/A for the quarterly period ended June 30, 2005 restating the financial statements included therein.

       On May 16, 2005, the Company raised $3,000,000 pursuant to the private placement of senior secured convertible notes and related warrants with four institutional funds. The terms of the senior secured convertible notes and related warrants were previously disclosed in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2005 and were accounted for as equity under the provisions of Emerging Issues Task Force ("EITF") 00-27. Based on comments received from the SEC and after further research and consideration by management and the Audit Committee, together with an evaluation and discussions with the Company's auditors, the Company has determined that the proper treatment is to account for the embedded conversion feature in the senior secured convertible notes and for the related warrants as derivatives in accordance with EITF 00-19 and SFAS No. 133, which require liability recognition on the transaction date and marking the aggregate derivative liability to its fair value as of each subsequent reporting date, which is the last day of each calendar quarter. This change in accounting treatment became known to the Company in connection with its responding to SEC comments and preparing its interim financial statements for the quarter ended September 30, 2005. The Company filed an extension under Rule 12b-25 to allow time to complete the review and consideration discussed above before filing its Form 10-QSB for the quarterly period ended September 30, 2005.

      As of June 30, 2005, the Company recorded an adjustment recognizing an aggregate derivative liability of $5,974,027 and an other expense of $2,974,027. As of September 30, 2005, the Company has reported other income of $1,759,134 to reflect the change in value of the derivative liability for the three months ended September 30, 2005. The Company will make a similar adjustment each quarter reflecting the changing value of the derivatives.

      The guidance set forth in Auditing Standard No. 2 of the Public Company Accounting Oversight Board states that restatement of previously-issued financial statements to reflect the correction of a misstatement should be regarded as at least a significant control deficiency and as a strong indicator that a material weakness in internal control over financial reporting exists. In connection with the filing of the Form 10-QSB/A for the quarter ended June 30, 2005, the Company concluded and disclosed that a material weakness existed as of June 30, 2005. The Company had previously reported a significant deficiency as of such date regarding beneficial conversion features of a convertible note and associated accounting entries. Notwithstanding efforts to remedy such deficiency, the Company concluded that such efforts were insufficient and that the deficiency extended to a broader category regarding the interpretation and


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application of accounting pronouncements related to derivative securities and required accounting entries. The material weakness precludes the Company from concluding that its disclosure controls and procedures were effective as of June 30, 2005. This material weakness also precluded the Company from concluding that its disclosure controls and procedures were effective as of September 30, 2005.

      In order to correct this material weakness, management of the Company, in consultation with the Audit Committee, has adopted procedures to be performed each quarter to help ensure that any financing transaction and any other transaction out of the ordinary course of the Company's business will be reviewed and evaluated to select the proper accounting treatment for such transactions. The Company has also instituted a policy of reviewing all new accounting pronouncements by both the Chief Financial Officer and the General Counsel.

      The Company's management and Audit Committee have discussed the matters disclosed in this Form 8-K with the Company's independent registered public accounting firm, Tanner LC.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2005.

                                         BROADCAST INTERNATIONAL, INC.
                                         a Utah corporation

                                  By:    /s/ Rodney M. Tiede
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                                  Name:  Rodney M. Tiede
                                  Title: President and Chief Executive Officer





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